UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 14, 2009

Colombia Goldfields Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51013	76-0730088
(Commission File Number)	(IRS Employer Identification No.)

220 Bay Street, Suite 1400, Toronto,
Ontario Canada	M5J 2W4
(Address of Principal Executive Offices)	(Zip Code)

(416) 603-4653
(Registrant’s Telephone Number, Including Area Code)

#208-8 King Street East, Toronto, Ontario Canada M5C 1B5
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is Colombia Goldfields Ltd.’s updated NI 43-101 compliant Technical Report for the Marmato Project, Zona Alta Property (the "Report") dated October 14, 2009.

The information in this Current Report on Form 8-K under this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit	Description

99.1	Report dated October 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2008	Colombia Goldfields Ltd.

By: /s/ T.W. Lough
T.W. Lough
President